UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2007

 Cellegy Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2085B Quaker Pointe Drive Quakertown, Pennsylvania	18951
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 529-6084

1800 Byberry Road, Building 13 Huntingdon Valley, PA 19006

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant .

Effective January 22, 2007, the Audit Committee approved the selection of Mayer, Hoffman, McCann P.C. (“MHM”) as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

During the Registrant’s two most recent fiscal years and the period through January 22, 2007, neither the Registrant nor anyone on its behalf has consulted with MHM regarding any of the matters referenced in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLEGY PHARMACEUTICALS, INC.

Date: January 25, 2007	By:	/s/ Robert J. Caso
Robert J. Caso
Vice President, Finance (Duly Authorized Officer)